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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 13, 2000
                                                -----------------------------

                                  P-Com, Inc.
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              (Exact name of registrant as specified in charter)

          Delaware                  0-25356                      77-0289371
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(State or other jurisdiction      (Commission                 (IRS Employer
   of incorporation)              File Number)              Identification No.)

3175 S. Winchester Boulevard, Campbell, California                 95008
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (408) 866-3666
                                                  ------------------------------

                                     None
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

               On January 13, 2000, the Registrant issued a press release announcing the closing of the sale of approximately 7,531,000 shares of newly issued common stock for an aggregate purchase price of $43,000,000, and also announcing that the Registrant was entering into a secured loan agreement with Greyrock Capital, a division of Banc of America Commercial Finance Corporation. A portion of the new equity and debt financing has been used to repay the Registrant's entire indebtedness to Union Bank of California and Bank of America under a preexisting credit agreement. A copy of the press release is attached hereto and incorporated herein by reference.

               Statements in this report that are forward looking involve known and unknown risks and uncertainties, which may cause the Registrant's actual results in future periods to be materially different from any future performance that may be suggested in this release. Such factors may include, but are not limited to, fluctuations in customer demand and commitments, both in timing and volume, introduction of new products, commercial acceptance and viability of new products and expenses associated therewith, cancellations of orders without penalties, pricing and competition, the Registrant's ability to have available an appropriate amount of production capacity in a timely manner, the ability of the Registrant's customers to finance their purchases of the Registrant's products and/or services, the timing of new technology and product introductions, reliance upon subcontractors, and the pending stockholder class action lawsuits. Further, the Registrant operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Registrant's control, such as announcements by competitors and service providers. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

               The following documents are filed as exhibits to this report:

               1) Exhibit 10.60 - Common Stock PIPES Purchase Agreement, dated January 6, 2000, by and among P-Com and several investors.

               2) Exhibit 10.61 - Loan and Security Agreement, dated January 14, 2000, by and between P-Com and Greyrock Capital.

               3) Exhibit 10.62 - Warrant to Purchase Stock, dated January 14, 2000, to Greyrock Capital.

               4) Exhibit 10.63 - Registration Rights Agreement, dated January 14, 2000, by and between P-Com and Greyrock Capital.

               5) Exhibit 10.64 - Antidilution Agreement, dated January 14, 2000, by and between P-Com and Greyrock Capital.
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               6)  Exhibit 10.65 - Warrant to Purchase Stock, dated January 14,
2000, to Silicon Valley Bank.

               7) Exhibit 10.66 - Registration Rights Agreement, dated January 14, 2000, by and between P-Com and Silicon Valley Bank.

               8) Exhibit 10.67 - Antidilution Agreement, dated January 14, 2000, by and between P-Com and Silicon Valley Bank.

               9)  Exhibit 99.1 - Press Release, dated January 13, 2000.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     P-COM, INC.



DATE:  January 25, 2000       By: /s/ George P. Roberts
                                 ---------------------------------
                                   Name:  George P. Roberts
                                   Title:  Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit
-------

10.60 Common Stock PIPES Purchase Agreement, dated January 6, 2000, by and among P-Com and several investors.

10.61 Loan and Security Agreement, dated January 14, 2000, by and between P-Com and Greyrock Capital.

10.62     Warrant to Purchase Stock, dated January 14, 2000, to Greyrock
          Capital.

10.63 Registration Rights Agreement, dated January 14, 2000, by and between P-Com and Greyrock Capital.

10.64 Antidilution Agreement, dated January 14, 2000, by and between P-Com and Greyrock Capital.

10.65     Warrant to Purchase Stock, dated January 14, 2000, to Silicon Valley
          Bank.

10.66 Registration Rights Agreement, dated January 14, 2000, by and between P-Com and Silicon Valley Bank.

10.67 Antidilution Agreement, dated January 14, 2000, by and between P-Com and Silicon Valley Bank.

99.1      Press Release, dated January 13, 2000.